SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2002

Advance Auto Parts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, NW, Roanoke, Virginia	24012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 362-4911

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events and Regulation FD Disclosure.

On March 6, 2002, the registrant filed Amendment No. 2 to its Registration Statement on Form S–1 for an underwritten public offering of 9,000,000 shares of the registrant’s common stock, of which the registrant is selling 2,250,000 shares of common stock and selling stockholders are selling 6,750,000 shares of common stock. The underwriters also have an option to purchase a maximum of 1,350,000 additional shares from one of the selling stockholders to cover any over–allotments of shares. The registrant is filing this Form 8–K to include as Exhibits 99.1 to 99.4 certain financial information contained in Amendment No. 2.

Certain statements contained in this Form 8-K are forward-looking statements within the meaning of the federal securities laws. These statements reflect current views about the registrant’s plans, strategies and prospects, which are based on the information currently available and on current assumptions and these statements are usually identified by the use of words such as “will,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “should” or similar expressions. These forward-looking statements are subject to risks, uncertainties and contingencies including, but not limited to: the registrant’s ability to expand its business; the implementation of the registrant’s business strategies and goals; integration of the registrant’s previous and future acquisitions; a decrease in demand for the registrant’s products; the registrant’s relationships with vendors; deterioration in general economic conditions; the registrant’s ability to meet debt obligations and adhere to the restrictions and covenants imposed under the registrant’s debt instruments; and other risk factors listed from time to time in the registrant’s filings with the Securities and Exchange Commission, including the Registration Statement on Form S-1 for the public offering. Actual results may materially differ from anticipated results described in these forward-looking statements. The registrant assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

Exhibit 23	Consent of Arthur Andersen LLP

Exhibit 99.1	Unaudited Pro Forma Consolidated Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Audited Consolidated Financial Statements of Advance Auto Parts, Inc. and Subsidiaries for the three years ended December 29, 2001, December 30, 2000 and January 1, 2000:
	Report of Independent Public Accountants	1
	Consolidated Balance Sheets	2
	Consolidated Statements of Operations	3
	Consolidated Statements of Changes in Stockholders’ Equity	5
	Consolidated Statements of Cash Flows	6
	Notes to Consolidated Financial Statements	8

	Schedule I Condensed Financial Information of the Registrant	40

	Schedule II Valuation and Qualifying Accounts	46

Exhibit 99.4	Unaudited Condensed Consolidated Financial Statements of Discount
	Auto Parts, Inc. and Subsidiaries for the twenty-six week periods ended
	November 27, 2001 and November 28, 2000:
	Condensed Consolidated Balance Sheets	1
	Condensed Consolidated Statements of Income	2
	Condensed Consolidated Statements of Cash Flows	3
	Notes to Condensed Consolidated Financial Statements	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

(Registrant)

Date	March 7, 2002	/s/ JEFFREY T. GRAY

JEFFREY T. GRAY Senior Vice President, Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23	Consent of Arthur Andersen LLP

Exhibit 99.1	Unaudited Pro Forma Consolidated Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Audited Consolidated Financial Statements of Advance Auto Parts, Inc. and Subsidiaries for the three years ended December 29, 2001, December 30, 2000 and January 1, 2000:
	Report of Independent Public Accountants	1
	Consolidated Balance Sheets	2
	Consolidated Statements of Operations	3
	Consolidated Statements of Changes in Stockholders’ Equity	5
	Consolidated Statements of Cash Flows	6
	Notes to Consolidated Financial Statements	8
	Schedule I Condensed Financial Information of the Registrant	40
	Schedule II Valuation and Qualifying Accounts	46

Exhibit 99.4	Unaudited Condensed Consolidated Financial Statements of Discount Auto Parts, Inc. and Subsidiaries for the twenty-six week periods ended November 27, 2001 and November 28, 2000:
	Condensed Consolidated Balance Sheets	1
	Condensed Consolidated Statements of Income	2
	Condensed Consolidated Statements of Cash Flows	3
	Notes to Condensed Consolidated Financial Statements	4

4